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Exhibit 99.2

                                    AGREEMENT

This Agreement is effective as of February 28, 2005 ("Effective Date"), between Long Range Systems, Inc. ("LRS"), on the one hand, and NTN Communications, Inc. ("NTN"), on the other hand. LRS and NTN may be referred to hereafter collectively as the "Parties."

(A) WHEREAS, litigation is presently pending between LRS and NTN styled LONG RANGE SYSTEMS, INC. V. NTN WIRELESS COMMUNICATIONS, INC., Case No. 3-03CV-598L in the United States District Court for the Northern District of Texas (the "Texas Lawsuit") and in the United States District Court for the Southern District of California styled NTN COMMUNICATIONS, INC. V. LONG RANGE SYSTEMS, INC., Case No. 03-CV-1042 LAB AJB (the "California Lawsuit");

(B) WHEREAS, the Parties mutually wish to resolve the Texas and California Lawsuits by compromise through this Agreement;

(C) WHEREAS, the Parties acknowledge that this Agreement constitutes a compromise and settlement of disputed claims, and in no way constitutes an admission by any of the Parties of any fault or liability whatever in connection with any matter or thing;

NOW, THEREFORE, in consideration of the mutual promises, covenants and releases contained herein, the Parties agree as follows:

1.       DEFINITIONS

1.1 "Affiliate" means any corporation, company or other business entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement;

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1.2      The terms "control," "is controlled by" and "is under common control"
         mean the possession, directly, or indirectly, of 50% or more of the equity capital and voting rights of the corporation, company or other business entity in question.

2.       RELEASES

2.1 LRS does hereby release and discharge NTN and its respective predecessors, successors, assigns, affiliates, divisions, related entities, trustees, directors, officers, attorneys, agents, servants, employees and customers, past and present ("NTN Releasees"), and each of them, from any and all claims, demands, and causes of action, of whatever kind or nature, whether known or unknown, or suspected or unsuspected by LRS, which LRS now owns or holds or has at any time owned or held against the NTN Releasees, or any of them, except as specifically provided in paragraph 2.3 below.

         It is the intention of LRS in executing this Agreement that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified, and in furtherance of this intention, LRS does hereby expressly waive and relinquish all applicable provisions, rights and benefits of Section 1542 of the California Civil Code, except as specifically provided in paragraph 2.3 below. LRS warrants that it is familiar with and has been advised of the provisions of California Civil Code Section 1542, which provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         LRS further represents and warrants that it has neither assigned nor transferred, nor purported to assign or transfer, to any other person or entity any claim or matter herein released.

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2.2      NTN does hereby release and discharge LRS and its respective predecessors, successors, assigns, affiliates, divisions, related entities, trustees, directors, officers, attorneys, agents, servants, employees and customers, past and present ("LRS Releasees"), and each of them, from any and all claims, demands, and causes of action, of whatever kind or nature, whether known or unknown, or suspected or unsuspected by NTN, which NTN now owns or holds or has at any time owned or held against the LRS Releasees, or any of them, except as specifically provided in paragraph 2.3 below.

         It is the intention of NTN in executing this Agreement that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified, and in furtherance of this intention, NTN does hereby expressly waive and relinquish all applicable provisions, rights and benefits of Section 1542 of the California Civil Code, except as specifically provided in paragraph 2.3 below. NTN warrants that it is familiar with and has been advised of the provisions of California Civil Code Section 1542, which provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         NTN further represents and warrants that it has neither assigned nor transferred, nor purported to assign or transfer, to any other person or entity any claim or matter herein released.

2.3 LRS and NTN specifically reserve all claims, rights and remedies against each other for their respective uses of any Internet search engine terms containing any trademarks or logos belonging to the other company in accordance with federal or state law. These claims are specifically excepted from this Agreement, and either party may initiate legal proceedings at any time on claims seeking redress for the specific conduct described in this paragraph. However, the Parties agree that there are no other exceptions to the mutual releases provided in this Agreement.

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2.4      Concurrent with the execution of this Agreement, the Parties shall cause their respective counsel in the Texas and California Lawsuits to execute and file Requests for Dismissal with Prejudice in the forms attached hereto as Exhibits A and B, respectively.

3.       DISPUTE RESOLUTION

3.1 If any dispute should arise out of or relating to this Agreement, the Parties shall complete the following dispute resolution procedures as a prerequisite to any legal action, unless and except as the Parties shall otherwise mutually agree in writing:

         (a) The Party with the grievance ("Aggrieved Party") shall first give written notice of the alleged breach and a reasonable period of at least thirty (30) days in which to cure the alleged breach.

         (b) Upon expiration of the cure period, if the dispute has not been resolved, those executives of the respective parties who have authority to settle the controversy and have direct responsibility for administration of the relationships established pursuant to this Agreement shall, as soon as practicable, meet and negotiate in good faith to resolve any dispute between them regarding this Agreement, including without limitation, an allegation of a material breach of this Agreement made by one Party against another.

         (c) If such negotiations and meetings do not resolve the dispute to the satisfaction of the Parties within thirty (30) days from the start of such negotiations and meetings, then each Party within a week will nominate one senior officer as its representative. These representatives will meet as soon as practicable and will attempt in good faith to resolve the dispute. This meeting of representatives will be a required prerequisite before either Party may seek judicial or governmental resolution of the dispute. The Parties may agree to pursue any other any other additional mutually acceptable dispute resolution method but such pursuit will not modify the above-stated prerequisites.

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4.       REPAIR ACTIVITIES AND PRODUCT EXCHANGES

4.1 NTN may repair any LRS product for any third party as long as such activities do not rise to the level of complete remanufacture of such products in violation of LRS's intellectual property rights under federal or state law. If NTN's repair services damage or obscure the label on the top surface of any LRS product, NTN must place a plain, black label on the top surface as a replacement label. Furthermore, for any LRS product that NTN repairs, NTN shall not place any labels other than the black label on the product, except that it shall place a label on the bottom surface of the product bearing the following statement:
                  "Manufactured by Long Range Systems, Inc."
                  LRS's Current Telephone Number
                  LRS's Current Internet Website Address
                  "Repaired by NTN Communications, Inc."
                  NTN's Current Telephone Number
                  NTN's Current Internet Website Address
         All of the text on this label shall have the same font type, style, size and color. Should the name, telephone number, or Internet website address for LRS or the entity conducting NTN's repair services change, NTN shall substitute the successor name, telephone number, or Internet website address on its labels on all repaired products thereafter, as soon as practicable following receipt of notice of any such change in accordance with Section 5.7 hereof.

4.2 LRS may repair any NTN product for any third party as long as such activities do not rise to the level of complete remanufacture of such products in violation of NTN's intellectual property rights under federal or state law. If LRS's repair services damage or obscure the

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         label on the top surface of any NTN product, LRS must place a plain, black label on the top surface as a replacement label. Furthermore, for any NTN product that LRS repairs, LRS shall not place any labels other than the black label on the product, except that it shall place a label on the bottom surface of the product bearing the following statement:
                  "Manufactured by NTN Communications, Inc."
                  NTN's Current Telephone Number
                  NTN's Current Internet Website Address
                  "Repaired by Long Range Systems, Inc."
                  LRS's Current Telephone Number
                  LRS's Current Internet Website Address
         All of the text on this label shall have the same font type, style, size and color. Should the name, telephone number, or Internet website address for NTN or the entity conducting LRS's repair services change, LRS shall substitute the successor name, telephone number, or Internet website address on its labels on all repaired products thereafter, as soon as practicable following receipt of notice of any such change in accordance with Section 5.7 hereof.

4.3 If NTN and LRS receive each other's products through the ordinary course of business, either party may offer a one-for-one exchange of these products to be completed only upon mutual agreement of the Parties as to the manner, mode and timing of such exchange.

5.       MISCELLANEOUS

5.1 This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior proposals, agreements, representations and other communications between the Parties with respect to the same.

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5.2      No amendment, modification or other change to the provisions of this
         Agreement shall be valid unless in writing and signed by all of the Parties.

5.3 The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement.

5.4 The Parties shall issue the joint press release attached as Exhibit C. The Parties shall not issue any other press releases concerning the settlement of the Texas and California Lawsuits.

5.5 This Agreement may be included as an exhibit to the Current Report on Form 8-K and to its Form 10-K to be filed by NTN with the Securities and Exchange Commission.

5.6 If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

5.7 Any notice or acceptance provided for in this Agreement shall be in writing and shall be deemed to have been given on the date such communication is deposited in certified or registered United States first class mail, in an appropriately stamped envelope, addressed as follows (or to such other address as a Party shall designate by written notice given to the other Party):

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         To Long Range Systems, Inc.:
         ----------------------------
         Long Range Systems, Inc.
         9855 Chartwell Drive
         Dallas, Texas  75243
         Attention:  Chief Executive Officer

                  With Copy To:
                  -------------
                  Kenneth R. Matticks
                  Matticks & Anderson LLP
                  The White House on Turtle Creek
                  2401 Turtle Creek Blvd.
                  Dallas, Texas  75219

         To NTN Communications, Inc.:
         ----------------------------
         NTN Communications, Inc.
         5966 La Place Court, Suite 100
         Carlsbad, California  92008
         Attention:  Chief Executive Officer

                  With Copy To:
                  -------------
                  David P. Enzminger
                  O'Melveny & Myers LLP
                  400 South Hope Street, 15th Floor
                  Los Angeles, CA  90071

5.8 The Parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to choice of law provisions.

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5.9      The Parties acknowledge and agree that each has been represented by counsel in connection with the negotiation and drafting of this Agreement, that they have each reviewed this Agreement, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement.

5.10 This Agreement may be signed in counterparts. Any set of counterpart copies of this Agreement, if they collectively bear the original signatures of all the signatories provided for below, shall constitute an original of this Agreement.

5.11 The Courts in which the Texas and California Lawsuits were pending shall retain jurisdiction to enforce this Agreement between the Parties.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives:

Long Range Systems, Inc.                          NTN Communications, Inc.

By:  /s/Kenneth J. Lovegreen                      By: /s/ James B. Frakes
     ---------------------------------                --------------------------

Printed Name:  Kenneth J. Lovegreen               Printed Name: James B. Frakes
               -----------------------                          ----------------

Title: President                                  Title: Chief Financial Officer
       -------------------------------                   -----------------------

Date: 3/8/05                                      Date: 2/28/05
      --------------------------------                  ------------------------

By:  /s/Eric A. McCready
     ---------------------------------

Printed Name: Eric A. McCready
              ------------------------

Title: VP Mfg
       -------------------------------

Date: 3/8/05
      --------------------------------

By: /s/Russell Blink
    ----------------------------------

Printed Name: Russell Blink
              ------------------------

Title: Vice President
       -------------------------------

Date: 3/8/05
      --------------------------------

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                                   EXHIBIT A
                                   ---------

                       IN THE UNITED STATES DISTRICT COURT
                           NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

LONG RANGE SYSTEMS, INC.,                  SS.
                                           SS.
                          Plaintiff,       SS.     Civil Action No. 3 03CV 598L
                                           SS.
              vs.                          SS.
                                           SS.
NTN WIRELESS COMMUNICATIONS, INC.          SS.
f/k/a ZOOM COMMUNICATIONS,                 SS.
                                           SS.
                          Defendant.       SS.

                            STIPULATION OF DISMISSAL

         It is hereby stipulated by and between counsel to plaintiff Long Range Systems, Inc. and counsel to defendant NTN Communications, Inc., as follows:

         1. All claims and counterclaims in the above-captioned action between the parties are dismissed with prejudice.

         2. Each party will bear its own costs and attorneys' fees.

         3. This Court will retain jurisdiction to enforce the Settlement Agreement between the parties, dated February 28, 2005, of which this Stipulation forms a part.

DATED:  February ___, 2005                  BY THE COURT:

                                            _______________________________
                                            The Honorable Sam A. Lindsay
                                            United States District Judge

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COUNSEL TO LONG RANGE SYSTEMS, INC.      COUNSEL FOR NTN COMMUNICATIONS, INC.

Kenneth R. Matticks                      Jennifer G. Jackson-Spencer
Matticks & Anderson, LLP                 Texas Bar No. 10474900
The White House on Turtle Creek          Locke Liddell & Sapp LLP
2401 Turtle Creek Boulevard              2200 Ross Avenue, Suite 2200
Dallas, TX   75219                       Dallas, Texas  75201-2776
(214) 528-1881                           214-740-8000 (Telephone)
Fax:  (214) 528-1882                     214-740-8800 (Facsimile)

By:                                      By:
    ---------------------------------        -----------------------------------
         Kenneth R. Matticks                     Jennifer G. Jackson-Spencer

                                         Of Counsel:
                                         -----------
                                         David P. Enzminger
                                         California Bar No. 137065
                                         Ryan K. Yagura
                                         California Bar No. 197619
                                         O'Melveny & Myers LLP
                                         400 South Hope Street
                                         Los Angeles, California  90071
                                         213-430-6000 (Telephone)

                                 Page 12 of 15          STIPULATION OF DISMISSAL


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                                    EXHIBIT B
                                    ---------

DAVID P. ENZMINGER (S.B. #137065)
RYAN K. YAGURA (S.B. #197619)
O'MELVENY & MYERS LLP
400 South Hope Street
Los Angeles, California 90071
Telephone:        (213) 430-6000
Facsimile:        (213) 430-6407

Attorneys for Plaintiff,
NTN COMMUNICATIONS, INC.

                          UNITED STATES DISTRICT COURT

                         SOUTHERN DISTRICT OF CALIFORNIA

NTN COMMUNICATIONS, INC.,                            Case No. 03 CV 1042 LAB AJB

                           Plaintiff,                STIPULATION OF DISMISSAL

         v.

LONG RANGE SYSTEMS, INC.,

                           Defendant.

------------------------------------------------------------
         It is hereby stipulated by and between counsel to plaintiff NTN Communications, Inc., and counsel to defendant Long Range Systems, Inc., as follows:
         1. All claims and counterclaims in the above-captioned action between the parties are dismissed with prejudice.
         2. Each party will bear its own costs and attorneys' fees.
         3. This Court will retain jurisdiction to enforce the Settlement Agreement between the parties, dated February 28, 2005, of which this Stipulation forms a part.

DATED:  February ___, 2005                  BY THE COURT:

                                            ____________________________________
                                            The Honorable Larry A. Burns
                                            United States District Judge

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COUNSEL FOR NTN COMMUNICATIONS,                  COUNSEL FOR LONG RANGE SYSTEMS,
INC.                                             INC.

David P. Enzminger
California Bar No. 137065                        Neil D. Greenstein
Ryan K. Yagura                                   Techmark
California Bar No. 197619                        55 So. Market Street
O'Melveny & Myers LLP                            16th Floor
400 South Hope Street                            San Jose, CA  95113
Los Angeles, California  90071                   (408) 280-2229
213-430-6000 (Telephone)                         Fax:  (408) 358-9240

By:
    ---------------------------------------
      David P. Enzminger
                                             By:
                                                 -------------------------------
                                                   Neil D. Greenstein

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                                    EXHIBIT C
                                    ---------

FOR IMMEDIATE RELEASE

          NTN AND LONG RANGE SYSTEMS ANNOUNCE SETTLEMENT OF LITIGATION
          ------------------------------------------------------------

CARLSBAD, CALIF. AND DALLAS, TEXAS (MAR. __, 2005) NTN COMMUNICATIONS, INC. (AMEX: NTN) AND LONG RANGE SYSTEMS, INC. today announced an agreement to settle and dismiss litigation relating to allegations of patent infringement and unfair competition filed by Long Range Systems in United States District Court, Northern District of Texas and to counter charges alleged by NTN against Long Range Systems, including domain name misappropriation and unfair competition, pending in the United States District Court, Southern District of California. Under the terms of the settlement, NTN and Long Range Systems each agreed to settle and dismiss the two lawsuits without liability or any payment to the other party. Each party will be responsible for its own legal costs.

The complete settlement agreement will be included as an exhibit to the Current Report on Form 8-K to be filed by NTN with the Securities and Exchange Commission.

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